                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             OCEAN FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                             OCEAN FINANCIAL CORP.
                               975 HOOPER AVENUE
                       TOMS RIVER, NEW JERSEY 08753-8396
                                 (908) 240-4500

                                                              December 23, 1996

Fellow Shareholders:

         You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of Ocean Financial Corp. (the "Company"), the holding company for Ocean Federal Savings Bank (the "Bank"), in order to consider the approval of the Ocean Financial Corp. 1997 Incentive Plan ("Incentive Plan") and such other matters as may properly come before the Special Meeting, which will be held on February 4, 1997, at 3:00 p.m., Eastern Time, at the Ramada Inn, 2373 Route 9, at the intersection of Route 70, Toms River, New Jersey.

         The attached Notice of the Special Meeting and the Proxy Statement describes the Incentive Plan. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the Incentive Plan.

         The Board of Directors of Ocean Financial Corp. has determined that approval of the Incentive Plan at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PLAN.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                           Sincerely yours,

                                           /s/ John R. Garbarino

                                           John R. Garbarino
                                           Chairman of the Board, President
                                             and Chief Executive Officer

                             OCEAN FINANCIAL CORP.
                               975 HOOPER AVENUE
                       TOMS RIVER, NEW JERSEY 08753-8396

                       ----------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 4, 1997

                       ----------------------------------



         NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Ocean Financial Corp. (the "Company"), the holding company for Ocean Federal Savings Bank (the "Bank") will be held on February 4, 1997 at 3:00 p.m., Eastern Time, at the Ramada Inn, 2373 Route 9, at the intersection of Route 70, Toms River, New Jersey.

         The purpose of the Special Meeting is to consider and vote upon the following matters:

         1.    The approval of the Ocean Financial Corp. 1997 Incentive Plan;
               and
         2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established December 16, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Ocean Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753-8396, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                                     By Order of the Board of Directors

                                     /s/ John K. Kelly

                                     John K. Kelly
                                     Corporate Secretary

Toms River, New Jersey
December 23, 1996

                             OCEAN FINANCIAL CORP.

                            -----------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               February 4, 1997

                            -----------------------

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to shareholders of Ocean Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders, to be held on February 4, 1997 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders on or about December 23, 1996.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL OF THE OCEAN FINANCIAL CORP. 1997 INCENTIVE PLAN (THE "INCENTIVE PLAN").

         Other than the matters listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Ocean Federal Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

         The close of business on December 16, 1996, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 9,059,124 shares.

         As provided in the Company's Certificate of Incorporation, for quorum purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the proposed approval of the Incentive Plan submitted for shareholder action set forth in the Proposal, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal, or
(iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute shareholder approval of the Proposal. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to the Proposal will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as entitled to vote on the Proposal and have no effect on the vote on the Proposal. For further information on the vote required to implement the Proposal during the first year following the Bank's conversion from mutual to stock form, which was completed on July 2, 1996 ("Conversion"), see the discussion under the Proposal herein.

         Proxies solicited hereby are to be returned to the Company's transfer agent, American Stock Transfer & Trust Company ("ASTT"). The Board of Directors has designated ASTT to act as inspectors of election and tabulate the votes at the Special Meeting. ASTT is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                             AMOUNT AND
                                                              NATURE OF
                              NAME AND ADDRESS               BENEFICIAL     PERCENT OF
 TITLE OF CLASS             OF BENEFICIAL OWNER              OWNERSHIP        CLASS
----------------   --------------------------------------   ------------   ------------

Common Stock       Ocean Federal Savings Bank Employee       671,046(1)         7.4%
                   Stock Ownership Plan ("ESOP")
                   975 Hooper Avenue
                   Toms River, New Jersey 08753-8396

Common Stock       Ocean Federal Foundation
                   975 Hooper Avenue
                   Toms River, New Jersey 08753-8396         667,546(2)         7.4%

----------------------------
(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee administers the ESOP. Corestates Bank, N.A. has been appointed as the trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 16, 1996, no shares had been allocated under the ESOP and 671,046 shares remain unallocated. Each participant, however, will be deemed to have one share of Common Stock in the ESOP allocated to such participant's account for the purpose of providing voting instructions to the ESOP Trustee. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
(2) Ocean Federal Foundation (the "Foundation") was established and funded by the Company in connection with the Bank's Conversion with an amount of the Company's Common Stock equal to 7.4% of the total amount of Common Stock issued in the Conversion. The Foundation is a Delaware non-stock corporation and is dedicated to charitable purposes within Ocean County, New Jersey and its neighboring communities. The Foundation is governed by a board of directors with 13 members, 10 of whom are civic or community leaders in the Bank's local community, who are not affiliated with the Company or the Bank, or their officers, directors and employees. The remaining three members of the board of directors, Messrs. Garbarino, Feltz and Knemoller, are directors of the Company and the Bank. Pursuant to the terms of the contribution of Common Stock, as mandated by the Office of Thrift Supervision ("OTS"), all shares of Common Stock held by the Foundation must be voted in the same ratio as all other shares of the Company's Common Stock on all proposals considered by stockholders of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of the Record Date as to shares of Common Stock beneficially owned by directors and named executive officers individually (as defined below) and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                           SHARES OF
                                                                          COMMON STOCK
                                                                          BENEFICIALLY        PERCENT OF
           NAME                               TITLE(1)                     OWNED(2)(3)          CLASS(4)
---------------------------   --------------------------------------   -------------------   --------------

Directors

John R. Garbarino             Chairman of the Board, President and            16,206              .18%
                              Chief Executive Officer of the
                              Company and the Bank

Michael E. Barrett            Director of the Company and                      8,377              .09%
                              Executive Vice President, Director of
                              the Residential Loan Division and
                              Director of the Bank

Thomas F. Curtin              Director                                        10,000              .11%

Carl Feltz, Jr.               Director                                            --               --

Roy M. Hyde                   Director                                         7,500              .08%

Robert E. Knemoller           Director                                         4,850              .05%

Donald E. McLaughlin          Director                                         2,000              .02%

Frederick E. Schlosser        Director                                         8,750              .10%

James T. Snyder               Director                                        10,000              .11%

Named Executive Officers Who Are Not Directors

Michael J. Fitzpatrick        Executive Vice President and Chief               9,454              .10%
                              Financial Officer of the Company and
                              the Bank

John K. Kelly                 Senior Vice President and Corporate             12,002              .13%
                              Secretary of the Company and Senior
                              Vice President and General Counsel of
                              the Bank

Karl Reinheimer               Executive Vice President and Chief                 300                *
                              Operating Officer of the Bank

All directors and
executive officers as a
group (12 persons)                                                            89,439              .99%

--------------------
*   Does not exceed .01% of the Company's voting securities.
(1) Titles are for both the Company and the Bank unless otherwise indicated.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see the Proposal.
(4) As of the Record Date, there were 9,059,124 shares of Common Stock outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Upon obtaining stockholder approval, the Company and the Bank intend to grant to non-employee directors, and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in the Proposal.

DIRECTORS' COMPENSATION

         FEE AGREEMENT. Currently, all outside directors of the Bank and the Company receive an annual retainer of $15,000 for service on the Bank's Board and $5,000 for service on the Company's Board. All fees are paid to directors quarterly. Outside directors of the Bank also receive a fee of $900 for each regular board meeting attended and $300 for each committee meeting attended. Committee chairman receive $500 per committee meeting attended. The Bank's directors are also provided with medical and dental insurance.

         DEFERRED COMPENSATION PLAN FOR DIRECTORS. The Bank maintains a deferred compensation plan for the benefit of directors. The plan is a non-qualified arrangement which offers participating directors the opportunity to defer compensation through a reduction in fees in lieu of a promise of future benefits. Such benefits are payable commencing at an age mutually agreed upon by the Bank and the participating director (the "Benefit Age"). The benefits equal the account balance of the director annuitized over a period of time mutually agreed upon by the Bank and the director and then reannuitized at the beginning of each calendar year thereafter. Lump sum payouts are also available upon eligibility for distribution of benefits or in the event of the death of the director. The account balance equals deferrals and interest. Currently the plan credits interest on deferrals at a rate equal to the sum of (i) the "Stable Fund" investment option in the Bank's qualified 401(k) plan plus (ii) 200 basis points. The plan offers a death benefit which may be funded through the proceeds of Corporate Owned Life Insurance ("COLI") which is equal to the estimated benefit which would have been payable if the director had participated in the plan for the entire period up to the Benefit Age. Early distribution of benefits may occur under certain circumstances which include, change in control, financial hardship, termination for cause or disability.

         INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

         EXECUTIVE COMPENSATION. The following table shows, for the year ended December 31, 1995, the cash compensation paid, as well as certain other compensation paid or accrued for that year to the Chief Executive Officer of the Company and the Bank and four other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1995.

------------------------------------------------------------------------------------------------------------------------------

                                                                                     ANNUAL COMPENSATION(1)
                                                                   -----------------------------------------------------------

                                                                                                               OTHER
                                                                                                               ANNUAL
                NAME AND PRINCIPAL                                       SALARY             BONUS           COMPENSATION
                   POSITIONS(2)                           YEAR             ($)              ($)(3)             ($)(4)

------------------------------------------------------------------------------------------------------------------------------
John R. Garbarino,                                        1995          $225,600           $63,099               --
  President and Chief Executive Officer of the
  Company and the Bank

Michael E. Barrett                                        1995          $138,200           $24,108               --
  Executive Vice President of the Bank

Michael J. Fitzpatrick                                    1995          $118,200           $30,534               --
  Executive Vice President and Chief Financial
  Officer of the Company and the Bank

John K. Kelly                                             1995          $105,700           $22,042               --
  Senior Vice President of the Bank

Robert J. Kroner(2)                                       1995          $102,300           $24,531               --
  Senior Vice President

--------------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM COMPENSATION
                                                               ---------------------------------------------------
                                                                           AWARDS                    PAYOUTS
                                                               ---------------------------------------------------

                                                                RESTRICTED       SECURITIES
                                                                  STOCK          UNDERLYING           LTIP             ALL OTHER
                NAME AND PRINCIPAL                                AWARDS           OPTIONS           PAYOUTS         COMPENSATION
                   POSITIONS(2)                        YEAR       ($)(5)           (#)(6)            ($)(7)             ($)(8)

------------------------------------------------------------------------------------------------------------------------------------
John R. Garbarino,                                     1995         --               --             $158,600            $11,625
  President and Chief Executive Officer of the
  Company and the Bank

Michael E. Barrett                                     1995         --               --              $74,996            $10,819
  Executive Vice President of the Bank

Michael J. Fitzpatrick                                 1995         --               --              $63,200             $6,750
  Executive Vice President and Chief Financial
  Officer of the Company and the Bank

John K. Kelly                                          1995         --               --              $45,948             $5,812
  Senior Vice President of the Bank

Robert J. Kroner(2)                                    1995         --               --              $46,120             $5,755
  Senior Vice President

-------------------------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan and Deferred Compensation Plan as hereinafter defined.
(2) The employment of Robert J. Kroner, a former Senior Vice President, was terminated on November 8, 1996. On July 15, 1996, the Bank employed
    Karl Reinheimer as Director of the Commercial Loan Division. On October 16, 1996, Mr. Reinheimer was appointed Executive Vice President and Chief Operating Officer of the Bank. Mr. Reinheimer was not employed by the Bank as of December 31, 1995.
(3) Consists of bonuses paid pursuant to the Bank's Performance Achievement Awards Program, which awards bonuses based on the attainment of certain predetermined annual performance goals.
(4) For 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; nor (e) preferential discounts on stock. For 1995, the Bank had no restricted stock or stock related plans in existence.
(5) No stock awards were granted or earned in 1995.  See the Proposal.
(6) No stock options or SARs were earned or granted in 1995.  See the Proposal.
(7) Represents the payout for the first three-year performance period and for the first year of the second performance period under the Bank's Long-Term Awards Program. This program was terminated as of December 31, 1995.
(8) Includes $6,750, $6,750, $6,750, $5,812 and $5,755 contributed by the Bank to the accounts of Messrs. Garbarino, Barrett, Fitzpatrick, Kelly and Kroner, respectively, under the Bank's 401(k) Plan.

EMPLOYMENT AGREEMENTS

         The Bank and the Company have entered into employment agreements with Messrs. Garbarino and Fitzpatrick (individually, the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. Garbarino and Fitzpatrick.

         The employment agreements provide for a three-year term for both Executives. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement is extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         The agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of Executive's subsequent death, his beneficiary, beneficiaries or estate, as the case may be, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the Agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control, based upon three times 1995 salary and annual bonus as reported in the Summary Compensation Table, Messrs. Garbarino and Fitzpatrick would receive approximately $866,097 and $446,202, respectively, in severance payments, in addition to other cash and noncash benefits.

         Payments under the Employment Agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

         Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

CHANGE IN CONTROL AGREEMENTS

         For similar reasons as with the Employment Agreements, the Bank and the Company entered into Change in Control Agreements ("CIC Agreement") with Messrs. Barrett, Kelly, Kroner and the recently employed Chief Operating Officer (individually, the "Executive"). Each CIC Agreement provides for a two-year term. Commencing on the date of the execution of the Company's CIC Agreement, the term is extended for one day each day until such time as the Board of Directors of the Company or the Executive elects by written notice not to extend the term, at which time the CIC Agreement will end on the second anniversary of the date of notice. The Company's CIC Agreement provides that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the agreement), the Executive would be entitled to a severance payment equal to two (2) times the Executive's average annual compensation for the five years preceding termination. The Bank's CIC Agreements are similar to that of the Company; however, any payments to the Executive under the Bank's CIC Agreement, would be subtracted from any amount due simultaneously under the Company's CIC Agreement. The Company and the Bank would also continue, and pay for, the Executive's life, health and disability coverage for thirty-six
(36) full calendar months following termination. Payments to the Executive under the Bank's CIC Agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. If a change in control occurs, based upon two times 1995 salary and annual bonus as reported in the Summary Compensation Table, pursuant to the CIC Agreements, Messrs. Barrett and Kelly would receive approximately $324,616 and $255,484, respectively, in addition to other cash and noncash benefits. Since Mr. Kroner is no longer employed with the Bank, he is not eligible to receive benefits under the CIC Agreement.

         INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See the Proposal for a summary of the material terms of the Incentive Plan.

         LONG-TERM INCENTIVE PLAN. In 1992, the Bank implemented the Ocean Federal Savings Bank Long-Term Award Program, which awarded compensation to participants based upon the financial performance of the Bank measured over three-year periods. The first three-yearperformance period under the Program concluded as of December 31, 1995. The payouts for that performance period are reflected in the Summary Compensation Table. In connection with the Bank's Conversion, and the proposed implementation of the Incentive Plan, the Long-Term Award Program was terminated by the Bank as of December 31, 1995. A second performance period had begun under the Program as of January 1, 1995. Payouts for the partial one-year period ended December 31, 1995 have been funded and distributed, and are also reflected in the Summary Compensation Table above.

         RETIREMENT PLAN. The Bank maintains a defined benefit plan (the "Retirement Plan") for salaried employees who have attained the age of 21 and have completed one year of service. Benefits vest after a participant is credited with five years of service. The Retirement Plan is designed to comply with the requirements under Section 401(a) of the Code.

         The Retirement Plan provides for a monthly benefit to the employee upon retirement at the age of 65, or if later, the fifth anniversary of the employee's initial participation in the Retirement Plan ("Normal Retirement Age"). The Retirement Plan also provides for a monthly benefit upon the Participant's death, disability and early retirement. Early retirement is conditioned upon the attainment of the age of 55, and the completion by the Participant of 10 years of service. Benefits under the Plan are determined taking into account the participant's final average earnings and years of credited service under the Retirement Plan. Benefits are not calculated to include social security benefits. About the time of the Conversion, the Board froze the future accrual of benefits under the Retirement Plan in coordination with the adoption or amendment of other qualified employee benefit plans.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the year ended December 31, 1995, expressed in the form of a 10 year certain and continuous benefit, for the final average salary and benefit service classifications specified.


                                        OCEAN FEDERAL SAVINGS BANK EMPLOYEE PENSION PLAN
                      ------------------------------------------------------------------------------------
                                                        YEARS OF SERVICE
   FINAL AVERAGE                                        ----------------
   COMPENSATION            15              20              25               30                 35
-------------------   -------------  --------------  ---------------  ---------------  -------------------

      $ 50,000          $  7,500         $10,000         $12,500          $15,000            $17,500
       100,000            15,000          20,000          25,000           30,000             35,000
       150,000            22,500          30,000          37,500           45,000             52,500
       200,000            22,500          30,000          37,500           45,000             52,500
       250,000            22,500          30,000          37,500           45,000             52,500
       300,000            22,500          30,000          37,500           45,000             52,500
       350,000            22,500          30,000          37,500           45,000             52,500

         Compensation under the Retirement Plan includes all regular pay, overtime and regular bonuses as set forth under "- Executive Compensation." The benefit amounts listed above were computed on a 10 year certain and continuous benefit basis, which is the normal form under the plan. Participants of the plan, however, have the option of electing benefits to be paid on a single life annuity basis.

         The approximate years of service, as of December 31, 1995, for the named executive officers are as follows:

         NAME                                         SERVICE
         ----                                         -------

         John R. Garbarino..........................     24
         Michael E. Barrett.........................      8
         Michael J. Fitzpatrick.....................      3
         John K. Kelly..............................      8
         Robert J. Kroner...........................     12

         EMPLOYEES' PROFIT SHARING PLAN. The Bank maintains the Retirement Plan for Ocean Federal Savings Bank (the "401(k) Plan"), designed to be qualified under Section 401(k) of the Code. The 401(k) Plan covers all eligible full-time employees of the Bank. Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant may elect to defer not more than 15% of his compensation by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank currently makes matching contributions applicable to its 401(k) Plan equal to 50% of the first 3% of the participant's monthly contribution. The Board reviews the match on an annual basis. When an employer contribution is made, it is made in the form of a cash contribution into the employer stock fund. Participants are always 100% vested in their contributions and in the earnings thereon. Participants in the 401(k) Plan become vested at the rate of 20% per year commencing with the second year of service, in employer contributions and earnings thereon. Participants will become 100% vested in the employer contributions and earnings thereon in the event of death, disability or attainment of age 65 while employed by the Bank. Distributions from the 401(k) Plan are made upon termination of service in a lump sum or in annual installments over a period of years at the election of the Participant with the right to take a lump sum payment at any time during such period. The 401(k) Plan has a number of investment options for participants, including the ability to invest in the Common Stock of Ocean Financial Corp.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees effective January 1, 1996. Full-time employees employed with the Bank as of January 1, 1996 and full-time employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve month period and who have attained the age of 21 become participants. The ESOP purchased 7.4% or 671,046 shares of the Common Stock issued by the Company in connection with the Bank's Conversion.
In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contribution's to the ESOP over a period of twelve years and the collateral for the loan will be the Common Stock purchased by the ESOP and not allocated to participants. Upon a change in control, all participants would become 100% vested in their ESOP benefits.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In 1996, the Bank implemented a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide a select group of management and highly compensated employees with additional retirement benefits. The benefits provided under the SERP will make up the difference between an amount up to 70% of final base compensation and the benefits provided from Bank funding of the Bank's tax qualified retirement plan and 401(k) Plan. In addition, the SERP provides a benefit equal to the benefit lost from the ESOP due to the application of limitations imposed by the Code on compensation and maximum benefits under the ESOP.

         The Bank established an irrevocable trust in connection with the SERP. This trust is funded with contributions from the Bank for the purpose of providing the benefits promised under the terms of the SERP. The assets of the trust will be beneficially owned by the SERP participants, who will recognize income as contributions are made to the trust. Earnings on the trust's assets are taxable to the participants. The trustee of the trust may invest the trust's assets in the Company's stock and may purchase life insurance on the life of the participants with assets of the trust.

         DEFERRED COMPENSATION PLAN FOR OFFICERS. This plan is a non-qualified arrangement which offers participating officers the opportunity to defer compensation through a reduction in salary in lieu of a promise of future benefits. Such benefits are payable commencing at an age mutually agreed upon by the Bank and the participating officer (the "Benefit Age"). The benefits equal the account balance of the officer annuitized over a period of time mutually agreed to by the Bank and the officer and then reannuitized at the beginning of each calendar year thereafter. Lump sum payouts are also available upon eligibility for distribution of benefits or in the event of the death of the officer. The account balance equals deferrals and interest. Currently the plan credits interest on deferrals at a rate equal to the sum of (i) the "Stable Fund" investment option in the Bank's qualified 401(k) plan plus (ii) 200 basis points. The plan offers a death benefit which may be funded through the proceeds of COLI which is equal to the estimated benefit which would have been payable if the officer had participated in the plan for the entire period up to the Benefit Age. Early distribution of benefits may occur under certain circumstances which include change in control, financial hardship, termination for cause or disability.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         All loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may, in the future, determine to offer loans to executive officers and directors on terms not available to the public but available to other employees, in accordance with recently modified federal regulations. Under the Bank's existing policy, any loan to an executive officer or director, must be approved, in advance, by a majority of the disinterested members of the Board of Directors.

                          PROPOSAL 1: APPROVAL OF THE
                             OCEAN FINANCIAL CORP.
                              1997 INCENTIVE PLAN

         The Board of Directors of the Company is presenting for stockholder approval the Ocean Financial Corp. 1997 Incentive Plan ("Incentive Plan"), in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix A.

GENERAL

         The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 1,174,330 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 838,807 shares, provided such number is not in excess of 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of the shares reserved for the award of shares of Common Stock ("Stock Awards") is 335,523 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Outside Directors of the Company and its affiliates, excluding Directors Emeritus are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The grant of stock awards and the exercise of options granted under the Incentive Plan will result in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing stockholders.

AWARDS

         TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards to employees and Outside Directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options";
(ii) options that do not so
qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time (a portion of such vesting would be contingent upon the attainment of stated performance goals for all officers, employees and Outside Directors who receive such Stock Awards).

         OPTIONS. Assuming the requisite stockholder approval is obtained for the Incentive Plan, the Board of Directors intends to grant options to employees (including executive officers) for 564,103 shares (with Limited Rights) and options to Outside Directors for 234,864 shares (with Limited Rights). Options for 39,840 shares will be reserved and available under the Incentive Plan for future grants to Outside Directors and/or employees. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to July 2, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded, commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted options and to provide for accelerated vesting. See "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

         Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         Each Outside Director of the Company or Bank who is serving with the Company or Bank on the date of the Special Meeting will receive Non-statutory Stock Options to purchase 33,552 shares of Common Stock (with Limited Rights). The exercise price of each option shall equal the fair market value of the Common Stock on the date the option is granted, which is intended to be the date of the Special Meeting.

         TERMINATION OF EMPLOYMENT. Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Unless otherwise determined by the Committee, upon termination of an employee's or Outside Director's services for any reason other than death, disability or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. Notwithstanding the foregoing, in the event of the death or disability of the option holder, all options granted to employees and/or Outside Directors will become fully vested and shall be exercisable for up to one year thereafter. In the event of termination for cause, all rights to options expire immediately. If a Director is elected as a Director Emeritus or serves as a consultant or advisory director to the Bank or the Company, all unvested stock options will be forfeited by the Director.

         LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

         OPTION GRANTS. It is currently intended that the options proposed to be granted will include Limited Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options will be immediately exercisable in the event the optionee's employment or service is terminated due to death or disability. The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted options and to provide for accelerated vesting. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Special Meeting. See "New Plan Benefits Table" below for information concerning options intended to be granted under the Incentive Plan assuming stockholder approval.

         As of December 16, 1996, the closing price per share of Common Stock, as reported on the Nasdaq National Market was $25 1/8.

         STOCK AWARDS. The Incentive Plan also authorizes the granting of Stock Awards to employees and Outside Directors excluding Directors Emeritus. The Committee has the authority to determine the dates on which Stock Awards granted to an employee and/or Outside Director will vest; provided, however, that any Stock Award granted prior to July 2, 1997 may not vest at a rate greater than 20% per year, commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted Stock Awards and to provide for accelerated vesting. See "New Plan Benefits" below. Under the Incentive Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals would be established by the Committee. The Committee intends to provide that the first and second annual installments will vest respectively on the first and second anniversary of the date of grant. Seventy-five percent (75%) of the third annual installment, and 50% of each of the fourth and fifth annual installments, will vest on the third, fourth and fifth anniversary dates, respectively, of the date of grant. Vesting of the remaining 25% of the third annual installment, and the remaining 50% of each of the fourth and fifth annual installments, will be subject to the attainment of performance goals established by the Committee. This portion of each of the third, fourth and fifth annual installments is referred to herein as the "Risk Pool". An agreement setting forth the terms of the Stock Award ("Stock Award Agreement") shall set forth the vesting period and performance goals which must be attained. The performance goals may be set by the Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to an employee until the Committee confirms that the underlying performance goal has been achieved. No Stock Award that is subject to a performance goal is to be distributed to an Outside Director until an independent third party confirms that the underlying performance goal has been achieved.

         Unless otherwise determined by the Committee, upon the termination of an employee's or Outside Director's employment or service for any reason other than death or disability other than as provided below, all unvested Stock Awards as of the date of termination will be forfeited. All Stock Awards to employees and Outside Directors, including those Stock Awards subject to the Risk Pool, will vest immediately upon termination of employment due to death or disability. All rights to unvested Stock Awards will terminate immediately in the event that the employee or Outside Director is terminated due to cause. If a Director is elected as a Director Emeritus or serves as a consultant or advisory director to the Bank or Company, 75% of any unvested Stock Awards previously granted to the Director will continue to vest. The remaining 25% of any unvested Stock Awards will be forfeited by the Director.

         Stock Awards are generally nontransferable and nonassignable as provided in the Incentive Plan. The Committee has the power, under the Incentive Plan, to permit transfers. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

         STOCK OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

         In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

         STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

         The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or it may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

         The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

         The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission. The Board of Directors intends to amend the Incentive Plan in the future to authorize the Committee to amend previously granted options or Stock Awards to provide for accelerated vesting upon the occurrence of a change in control of the Company or the Bank (as defined in the Incentive Plan). See "New Plan Benefits" below.

ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless determined otherwise by the Committee, no award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

STOCKHOLDER APPROVAL

         The Incentive Plan complies with the regulations of the OTS. The OTS has not endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the Bank's Conversion unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this Special Meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the Special Meeting and eligible to be cast on the Proposal, the Incentive Plan will not become effective at this time, but will become effective immediately following a period of one year after the Conversion without further stockholder approval. The Board of Directors also could determine to have the Incentive Plan become effective one year after the Conversion, even if the Incentive Plan does not receive the requisite affirmative vote of stockholders at this Special Meeting. In the absence of stockholder approval, the option awards under the Incentive Plan would not qualify as Incentive Stock Options under the Code, and the

Company's qualification to have its stock traded on the Nasdaq National Market could be adversely affected.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE OCEAN FINANCIAL CORP. 1997 INCENTIVE PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE OCEAN FINANCIAL CORP. 1997 INCENTIVE PLAN.

NEW PLAN BENEFITS

         The following table provides certain information with respect to all Awards which are intended to be granted immediately after the Special Meeting, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the named executive officers individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

         All awards granted to the officers and directors of the Company and the Bank reflected in the table below become vested and exercisable in equal annual installments of 20% each year commencing one year from the date of grant. All such awards will immediately vest and become exercisable upon termination of employment due to death or disability. Additionally, on or after July 2, 1997, the Board of Directors intends to amend the Incentive Plan or the awards reflected below to provide for acceleration of the vesting of such previously granted awards upon a change in control of the Company or the Bank (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank. The Company will present any such amendment made more than one year after the Conversion to stockholders for approval, if required by the OTS. The Company is not otherwise required to obtain stockholder approval of amendments to the Incentive Plan.

                               NEW PLAN BENEFITS

                                                             STOCK OPTION AWARDS                   STOCK AWARDS
                                                       --------------------------------   ------------------------------
                                                          DOLLAR            NUMBER           DOLLAR           NUMBER
                 NAME AND POSITION                      VALUE (1)        OF UNITS (2)       VALUE (3)      OF UNITS (2)
                                                       ------------    ----------------   -------------   --------------
John R. Garbarino,
  Chairman of the Board, President and Chief
  Executive Officer of the Company and the Bank             -                201,314         $2,107,510         83,881

Michael E. Barrett
  Executive Vice President of the Bank                      -                 41,940         $  674,405         26,842

Michael J. Fitzpatrick
  Executive Vice President and Chief Financial
  Officer of the Company and the Bank                       -                 75,493         $  674,405         26,842

John K. Kelly
  Senior Vice President and Corporate Secretary of
  the Company; Senior Vice President and General
  Counsel of the Bank                                       -                 25,164         $  421,497         16,776

All current executive officers as a group
  (5 persons)                                               -                419,404         $4,130,726        164,407

All other current directors of the Company and
Bank as a group (7 persons)                                 -                234,864         $2,528,907        100,653



Other employees (40 persons)                                -                144,699         $1,276,928         50,823

---------------------------
(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) 39,840 Stock Option Awards and 19,640 Stock Awards remain unallocated under the Incentive Plan.
(3) Based upon $25 1/8, the closing price of the Common Stock, as reported on the Nasdaq National Market on December 16, 1996.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         Since no annual meeting of stockholders at which a proxy statement was distributed has been previously held, to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. (S) 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING

         The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ John K. Kelly

                                          John K. Kelly
                                          Corporate Secretary

Toms River, New Jersey
December 23, 1996


           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                             OCEAN FINANCIAL CORP.
                              1997 INCENTIVE PLAN


1.   DEFINITIONS.
     -----------

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     (d) "Bank" means Ocean Federal Savings Bank.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Bank and Directors Emeritus of the Holding Company or the Bank.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

     (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

     (j) "Date of Grant" means the effective date of an Award.

     (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     (l) "Effective Date" means ________________, the effective date of the Plan.

     (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

     (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

     (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the New York Stock Exchange ("NYSE") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     (r) "Holding Company" means Ocean Financial Corp.

     (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

     (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

     (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

     (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

     (w) "Outside Director" means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

     (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

     (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

     (z) "Performance Goal" is a specific condition or goal which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

     (aa) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

     (bb) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     (cc) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Bank or Holding Company, any other grounds provided for under employment policies of the Bank or Holding Company in effect at the Effective Date or as amended from time to time.

     (dd) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

     (ee) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.   ADMINISTRATION.
     --------------

     (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable.
All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

     (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

     (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.   TYPES OF AWARDS AND RELATED RIGHTS.
     -----------------------------------

     The following Awards and related rights as described below in Paragraphs 6 through 12 hereof may be granted under the Plan:

     (a)  Non-statutory Stock Options
     (b)  Incentive Stock Options
     (c)  Limited Rights
     (d)  Stock Awards

4.   STOCK SUBJECT TO THE PLAN.
     -------------------------

     Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 1,174,330 shares which number may not be in excess of 14 % of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 838,807 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 335,523 shares, which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5.   ELIGIBILITY.
     -----------

     Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.   NON-STATUTORY STOCK OPTIONS.
     ---------------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Non-statutory Stock Option
         --------------
shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

     (b) Terms of Non-statutory Stock Options.  The term during which each Non-
         ------------------------------------
statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

     (c) NSO Agreement.  The terms and conditions of any Non-statutory Stock
         --------------
Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

     (d) Termination of Employment or Service.   Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7.   INCENTIVE STOCK OPTIONS.
     -----------------------

     The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Exercise Price.  The Exercise Price of each Incentive Stock Option
         --------------
shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock
on the Date of Grant.   Shares may be purchased only upon payment of the full
Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

     (b) Amounts of Incentive Stock Options.  Incentive Stock Options may be
         ----------------------------------
granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

     (c) Terms of Incentive Stock Options.  The term during which each Incentive
         --------------------------------
Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO Agreement.  The terms and conditions of any Incentive Stock Option
         -------------
granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

     (e) Termination of Employment.  Unless otherwise determined by the
         -------------------------
Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code.  The Incentive Stock Options granted under this
         --------------------
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHT.
     -------------

     Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a)  Terms of Rights.  In no event shall a Limited Right be exercisable in
          ---------------
whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b)  Payment.  Upon exercise of a Limited Right, the holder shall promptly
          -------
receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.   STOCK AWARD.
     -----------

     The Committee may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

     (a) Payment of the Stock Award.  The Stock Award may only be made in whole
         --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

     (b) Terms of the Stock Awards.  The Committee shall determine the dates on
         -------------------------
which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (c) Stock Award Agreement. The terms and conditions of any Stock Award
         ---------------------
shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

         (i)  the period over which the Stock Award will vest;

         (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

     (d) Certification of Attainment of the Performance Goal.  No Stock Award or
         ---------------------------------------------------
portion thereof that is subject to a performance goal is to be distributed to an Employee Participant until the Committee certifies that the underlying performance goal has been achieved, or in the case of an Outside Director Participant, until an independent third party presents a certification to the Board of Directors that the underlying performance goal associated with a Stock Award has been achieved.

     (e) Termination of Employment or Service.  Unless otherwise determined by
         ------------------------------------
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant, including any portion of a Stock Award subject to a performance goal, shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

     (f) Non-Transferability.  Except to the extent permitted by the Code, the
         -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

         (iii)  If a recipient of a Stock Award is subject to the provisions of
Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

     (g) Accrual of Dividends.  Whenever shares of Common Stock underlying a
         --------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

     (h) Voting of Stock Awards.  After a Stock Award has been granted, but for
         -----------------------
which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10.  PAYOUT ALTERNATIVES
     -------------------

     Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

     (a) Discretion of the Committee.  The Committee has the sole discretion to
         ---------------------------
determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

     (b) Payment in the form of Common Stock.  Any shares of Common Stock
         -----------------------------------
tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

11.  ALTERNATE OPTION PAYMENT MECHANISM
     ----------------------------------

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment.  The exercise price may be paid in cash or by certified
         ------------
check.

     (b) Borrowed Funds.  To the extent permitted by law, the Committee may
         --------------
permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c)  Exchange of Common Stock.
          ------------------------

         (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

         (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12.  RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.
     -------------------------------------------

     No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13.  AGREEMENT WITH GRANTEES.
     -----------------------

     Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14.  DESIGNATION OF BENEFICIARY.
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.  DILUTION AND OTHER ADJUSTMENTS.
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

     (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.  TAX WITHHOLDING.
     ---------------

     Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

17.  AMENDMENT OF THE PLAN.
     ---------------------

     The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

     Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

     No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.  EFFECTIVE DATE OF PLAN.
     ----------------------

     The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining preferential tax treatment for Incentive Stock Options; and (ii) maintaining the listing of the Common Stock on the Nasdaq National Market. The failure to obtain shareholder ratification for such purposes will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19.  TERMINATION OF THE PLAN.
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.  APPLICABLE LAW.
     --------------

     The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.  COMPLIANCE WITH OTS CONVERSION REGULATIONS
     ------------------------------------------

     Notwithstanding any other provision contained in this Plan:

     (a) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR
          (S)563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's mutual to stock conversion;

     (b) no Award granted prior to one year from the date of the Bank's mutual to stock conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

     (c) no Award granted to any individual employee prior to one year from the date of the Bank's mutual to stock conversion may exceed 25% of the total amount of Awards which may be granted under the Plan;

     (d) no Award granted to any individual Outside Director prior to one year from the date of the Bank's mutual to stock conversion may exceed 5% of the total amount of Awards which may be granted under the Plan; and

     (e) the aggregate amount of Awards granted to all Outside Directors prior to one year from the date of the Bank's mutual to stock conversion may not exceed 30% of the total amount of Awards which may be granted under the Plan.


22.  DELEGATION OF AUTHORITY
     -----------------------

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

                               REVOCABLE PROXY
                             OCEAN FINANCIAL CORP.
                            MEETING OF SHAREHOLDERS

                               FEBRUARY 4, 1997
                            3:00 P.M. EASTERN TIME

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints the official proxy committee of the Board of Directors of Ocean Financial Corp. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on February 4, 1997, at 3:00 p.m. Eastern Time, at the Ramada Inn, 2373 Route 9 at the intersection of Route 70, Toms River, New Jersey, and at any and all adjournments thereof, as set forth on the reverse side.

  This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

                                           FOR        AGAINST        ABSTAIN
1. The approval of the Ocean               [ ]          [ ]            [ ]
Financial Corp. 1997 Incentive Plan.


 The undersigned acknowledges receipt
from the Company prior to the execution
of this proxy of a Notice of Special
Meeting of Shareholders and of a Proxy
Statement dated December 23, 1996.

 PLEASE COMPLETE, DATE, SIGN AND
PROMPTLY MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.





SIGNATURE(S)                                              DATE
             -------------------------------------------       -----------------

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.